OTCQB: USAQ

QUALITY HEALTH SYSTEMS

QHSLab (USAQ)
The Profitability Engine for Primary Care

A provider-lite, low-overhead platform designed to create high-return outcomes for both medical practices, and QHSLab.

Forward-Looking Statements & Disclaimers

Important Information for Investors

This presentation contains “forward-looking statements” as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. These forward-looking statements generally can be identified by phrases such as QHSLab, Inc. (“USAQ”) or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” or other words or phrases of similar importance.

Such forward-looking statements include, among other things, the development, costs, and anticipated results of new business opportunities. Actual results could differ from those projected in these forward-looking statements made as of this presentation date, and we assume no obligation to update any forward-looking statements.

Our actual results may differ materially from those stated or implied in such forward-looking statements due to risks and uncertainties associated with our business, including the risk factors disclosed in our public filings. Although we believe that any beliefs, plans, expectations, and intentions in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations, or intentions will prove accurate. Investors should review all of the information set forth herein and in our filings with the Securities and Exchange Commission and understand the risk factors and the inherent uncertainties associated with new business opportunities and development stages.

Any use of this information for any purpose other than in connection with the consideration of an investment in QHSLab, Inc. may subject the user to criminal and civil liability.

Important Notice: This presentation does not constitute an offer to sell any securities or the solicitation of an offer to buy any securities.

Primary Care Is Financially Broken.

Providers are under pressure. Patients are underserved. Opportunities are constantly missed.

The traditional model is not sustainable – for providers, practices, and the patients who depend on them.

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

- Reimbursement rates have plummeted by ~30% over the past 10 years.
- The average appointment is < 20 minutes. There's no time for complex diagnoses.
- Overlooked conditions lead to poorer outcomes and lost revenue opportunities.


DR. PATEL
ANOTHER
16-HOUR DAY
SAVE LIVES.
REPEAT.

Meet Dr. Patel

He became a physician to care for patients – not to fight paperwork, staffing shortages, and shrinking reimbursement.

What Dr. Patel needs isn't another tool. He needs help.

QHS
QUALITY HEALTH SYSTEMS

The Problem Isn't Expertise. It's Capacity.

The demands on Dr. Patel keep growing—but at the same time, staffing and economics of primary care are moving in the opposite direction.

The challenges are real, and he needs an immediate solution.

- ❌ ***He's short-staffed despite growing patient needs and demands.***
- ❌ ***He's limited to 15-minute visits with little time for prevention.***
- ❌ ***He has little visibility into patient health between appointments.***
- ❌ ***He's buried under documentation and administrative work.***
- ❌ ***And he's constantly balancing better care with financial sustainability.***


REPORTS DUE!
DR. PATEL
MORE PATIENTS.
LESS TIME.
HIGHER
EXPECTATIONS.


QHS.
Solutions for Better Rest. Better Care.
QHS Solutions
Supporting Better Sleep.
Improving Outcomes.
Evidence-based solutions to help reduce burnout and improve physician well-being.
Explore Solutions
Sleep Health
Optimize sleep quality and recovery
Physician Well-being
Reduce burnout and improve resilience.
Better Care
Better rest leads to better decisions and outcomes.
Better Rest. Better You. Better Patients.
Dr. Patel
QHS.
Dr. Patel
SLEEP MEDICINE
PHYSICIAN WELL-BEING
SUSTAINABLE HEALTHCAR

QHS

QUALITY HEALTH SYSTEMS

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

DR. PATEL IS NOW TURNING THE LOSS OF TIME INTO
Better Patient Care and Increased Practice Revenue


Q-Connect
Patient Engagement
85%
Q-Connect helps me deliver better care while running a more efficient and profitable practice.
– DR. PATEL
DR. PATEL
MORE PATIENTS.
LESS TIME.
HIGHER EXPECTATIONS.

Q-Connect™ Helps Dr. Patel Do More With the Same Resources

More Visibility
Identify patient needs before the visit.

More Capacity
Enhance workflows without adding staff.

More Revenue
Capture reimbursable services already hiding in the practice.

More Value
Improve outcomes, retention, and practice profitability.

Q-Connect™ Also Helps Dr. Patel's Patients

Take Action Earlier
Identify risks before they become problems.

Stay Connected
Maintain engagement between office visits.

Receive More Personalized Care
Equip providers with better patient insights.

Achieve Better Outcomes
Support healthier behaviors and long-term wellness.

The Result: Better Care. More Efficiency. Increased Profitability.

EXPERIENCE QHS FOR YOURSELF

Try the Q-Scale™ Assessment Live

Get your personal feedback report. It's fast, insightful, and the same experience that patients receive.

The Q-Scale™ Helps Identify:

- How patients approach their health
- Barriers that may impact their health-related choices
- Opportunities to improve their overall well-being
- Actionable steps toward better health

Scan the QR Code to take a sample Q-Scale™ Assessment to determine how you approach your health.



QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

Q-CONNECT™ IS THE PLATFORM THAT
Expands Clinical Capacity and Creates Revenue Opportunities



HIPAA-Compliant Automated Delivery

Patients receive assessments before the visit, giving Dr. Patel valuable information before the encounter begins.



Simple, Convenient Digital Completion

Patients complete assessments on their own time, reducing friction and increasing participation.



QHS
COMPARISON REPORT

Clear Insights for Clinician Review

Dr. Patel receives actionable clinical insights before entering the exam room.



Seamless Chart and EHR Integration

Documentation flows directly into the patient chart, reducing administrative burden on Dr. Patel and his staff.



QHS.
Billing Summary
CPT Codes
96136
96137
99401
99423
Status
Ready to Bill

Documentation and Billing Support

Supported workflows help ensure appropriate documentation and reimbursement.



QHS.
Great job taking a step toward better health!
Let's keep the momentum going.
Check-in
Resources
Message Your Care Team

Ongoing Patient Care and Engagement

Digital follow-up extends care beyond the office visit, supporting better outcomes and recurring engagement.

One Platform. Better Outcomes. Stronger Practice Economics.

BREATHE BETTER, LIVE BETTER.

Q-Lung™ Assessment

Q-Lung transforms overlooked respiratory health risks into actionable clinical opportunities, including preventive counseling or tobacco cessation support.

COPD: Identify early signs of chronic bronchitis

Asthma: Assess control, triggers, and symptoms

Allergies: Uncover symptoms impacting breathing.

Sleep Apnea: Screen for sleep disordered breathing

Scan the QR Code to try the Q-Lung Assessment for earlier identification, better symptom management and healthier lungs.


QHS.
Q-Lung™ Assessment
Take control of your lung health.
~3 min
Start Assessment
Breathing Symptoms
Risk Factors
Health History

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ


QHS.
Sleep Health Report
82
Overall Sleep Health
Good
Recommendations
You're on the right track.
Key Insights
Needs Improvement
Sleep Summary
7h 12m
Sleep Efficiency
85%
Better Rest. Better You. Better Outcomes.
QHS.

A More Productive Encounter

Instead of spending valuable time uncovering issues, Dr. Patel starts each visit with a clearer picture of the patient's needs—leading to better conversations, better decisions, and better outcomes.

QHS
QUALITY HEALTH SYSTEMS

HELPING DR. PATEL TURN PREVENTION INTO ACTION

Preventive Health Counseling

Many chronic conditions begin with lifestyle factors that often go unaddressed during a busy office visit.

QHS helps Dr. Patel identify risks, guide meaningful behavior change, document preventive counseling, and follow up over time.


THE FIVE KEY HEALTH BEHAVORS
WEIGHT CONTROL
STRESS MANAGEMENT
QUALITY SLEEP
PHYSICAL ACTIVITY
GOOD NUTRITION

WHY IT MATTERS:

- Earlier intervention before chronic disease develops
- Better patient engagement and adherance
- Improved quality and value-based care metrics
- Additional reimbursement through CPT® 99401
- Stronger practice economics and better patient outcomes


Small choices today.
Better health tomorrow.
QHS.
DR. PATEL
QHS.
QUALITY HEALTH SYSTEMS

"Preventive counseling helps patients take control, one healthy choice at a time." – Dr. Patel

Aligns with CPT Code 99401:
Preventive medicine counseling and/or risk factor reduction provided to an individual (approx. 15 minutes).


DR. PATEL
QHS.
SYSTEMS

"My job doesn't end when a patient leaves the office. QHS helps patients stay engaged, build healthier habits, and make meaningful progress between visits." — Dr. Patel

DR. PATEL STAYS CONNECTED TO HIS PATIENTS,

Extending Patient Care Beyond The Visit

THE HEALTH JOURNEY MODEL

Assess
Identify patient needs and risks.

↓

Engage
Deliver personalized digital support.

↓

Guide
Help patients take meaningful action.

↓

Improve
Drive healthier behaviors and better outcomes.

EXAMPLES OF HEALTH JOURNEYS

- Sleep Health
- Weight Management
- Nutrition
- Stress Reduction
- Tobacco Cessation
- Chronic Disease Support


DR. PATEL
Behavioral health affects every aspect of a patient's well-being. QHS helps me identify concerns earlier and support patients between visits.
— Dr. Patel
QHS.
QUALITY HEALTH SYSTEMS
QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

SUPPORTING THE WHOLE PATIENT, NOT JUST THE SYMPTOMS.

Behavioral Health Integration (BHI)

HOW QHS HELPS

IDENTIFY → **ENGAGE** → **INTERVENE** → **MONITOR**

IDENTIFY
Digital assessments uncover behavioral health risks that may otherwise go unnoticed.

ENGAGE
Patients receive personalized support and educational resources between visits.

INTERVENE
Dr. Patel gains actionable insights to guide care plans, referrals, and follow-up.

MONITOR
Ongoing check-ins help track progress and maintain engagement over time.

CONDITIONS ADDRESSED

- Depression & Anxiety
- Sleep Disturbances
- Fatigue & Low Energy
- Quality of Life Challenges
- Behavioral Health Risk Factors

WHY IT MATTERS

FOR PATIENTS
- Earlier support
- Better quality of life
- Stronger engagement in care

FOR PRACTICES
- Integrated workflow
- No additional staff required
- Improved clinical and financial outcomes

HOW ONE PATIENT GENERATES REVENUE

For Both Dr. Patel's Practice and QHSLab

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

BEFORE THE VISIT

- Patient completes adaptive digital assessment
- Risks and interests identified
- Reports auto-generated

REVENUE OPPORTUNITY

Digital assessments

Practice: CPT 96136/37 = $60

QHSLab: Platform fee = $24

DURING THE VISIT

- Provider receives report in EHR
- Focused, informed visit
- Preventive counseling when appropriate

REVENUE OPPORTUNITY

Counseling & intervention services

Practice: CPT 99401 = $42

QHSLab: Support fee = $25

AFTER THE VISIT

- Education sent to patient's phone
- Digital follow-up & check-ins
- Patient-requested e-visits

REVENUE OPPORTUNITY

e-Visits and care management

Practice: CPT 99423 = $60

QHSLab: Digital care fee = $25

ONGOING CARE

- Monitoring & care plans
- Non-face-to-face clinical work
- Behavioral health integration

REVENUE OPPORTUNITY

Recurring monthly reimbursement

Practice: CPT 99358 = $95, CPT 99484 = $60/month

QHSLab: Setup = $45, Monthly fee = $25

WHY IT MATTERS

FOR PATIENTS

- Earlier intervention
- Better engagement
- Improved outcomes

FOR PRACTICES

- Recurring revenue streams
- CPT-aligned reimbursement
- No additional clinical staff required
- Scalable across multiple locations

DR. PATEL'S GROUP PRACTICE

QHS Q-Connect Program - Revenue, Expenses, and Net Contribution

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

2025
2025 Total Reimbursement
$336,592
Full year · 5 locations

2025
2025 Direct Expenses (to QHS)
$174,785
Program service fees

2025
2025 Net Profit to Practice
$161,807
48.1% margin

2026 YTD
2026 YTD Reimbursement
$212,240
Jan–Apr · 6 locations

2026 YTD
2026 YTD Direct Expenses (to QHS)
$128,190
Program service fees

2026 YTD
2026 YTD Net Profit to Practice
$84,050
39.6% margin



2025 Monthly Income vs. Expenses
80,000
60,000
40,000
20,000
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Reimbursement
Expenses (to QHS)



2026 YTD Monthly Income vs. Expenses (Jan–Apr)
150,000
100,000
50,000
0
Jan
Feb
Mar
Apr
Reimbursement
Expenses (to QHS)

EXPENSES REPRESENT AMOUNTS PAID TO QHSLAB FOR ISP PROGRAM SERVICES. NET PROFIT RETAINED BY THE PRACTICE. CONFIDENTIAL FOR DISCUSSION PURPOSES ONLY.



PATIENT OUTCOMES
92%
Overall Sleep Improvement
+78% Increase in Daytime Energy
PATIENT SATISFACTION
4.9/5
Based on 1,250+ Reviews
PRACTICE GROWTH
+45%
Practice Growth (YoY)
QHS.
Transforming Sleep. Transforming Lives.
DR. PATEL
QHS.
CLINICAL IMPACT
85%
Improvement in Sleep Quality
68%
Reduction in Sleep Disturbances
75%
Better Overall Well-being
PROVIDER WELL-BEING
92%
More Time for Meaningful Care
89%
Improved Work-Life Balance
"I finally sleep through the night and wake up refreshed. QHS changed my life!"
– Sarah M.
Patient
"Dr. Patel truly listens and found a solution that works."
– James T.
Patient
"Our practice has never been stronger. QHS has been a game changer."
– Dr. Emily R.
Partner
"More efficient workflows, happier patients, and better outcomes across the board."
– Dr. Michael L.
Partner

Today, Dr. Patel's practice is thriving – *and so are his patients.*

QHS
QUALITY HEALTH SYSTEMS

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

QHS (OTCQB:USAQ) CONTINUES TO DEMONSTRATE
Strong Revenue Growth and Strong Gross Margins

QHS continues to translate platform adoption into measurable financial performance, delivering audited revenue growth, strong first-quarter results, and 57% year-over-year April revenue growth as evidence of a scalable and repeatable business model.

REVENUE GROWTH TREND (AUDITED)

2024 REVENUE
$2,131,962

2025 REVENUE
$2,691,741

GROWTH
+26.3%

2025 AUDITED RESULTS

REVENUE
$2,691,741

GROSS PROFIT
$1,810,849

GROSS MARGIN
67.3%

Q1 2026 RESULTS (UNAUDITED)

REVENUE
$728,685

GROSS PROFIT
$470,803

GROSS MARGIN
64.6%

APRIL 2026 REVENUE

REVENUE (2026)
$325,889

REVENUE (APRIL 2025)
$207,538

YOY GROWTH
+57%

SOURCE: QHSLab, Inc. Public Filings • 2025 Form 10-K (Filed 4/20/2026) • Q1 2026 Form 10-Q (Filed 5/15/2026) • May 2026 Shareholder Update (Issued 5/26/2026)


BETTER CARE.
HAPPIER PATIENTS.
STRONGER PRACTICE.
HEALTHIER
DR. PATEL
QHS.

"QHS helps me improve patient outcomes, strengthen practice performance, and create a more sustainable model for delivering care."
— Dr. Patel

AFTER FULLY IMLEMTING QHS, DR. PATEL IS PART OF

A MASSIVE MARKET OPPORTUNITY

THE U.S. PRIMARY CARE PHYSICIAN MARKET

543,000
Total active physicians in primary care, internal medicine, and geriatrics

42%
Nearly half of primary care providers operate in physician-owned practices

~280,000
Independent PCPs who can benefit from QHS digital assessments, services and practice solutions

SPECIALTY BREAKDOWN OF PRIMARY CARE PHYSICIANS

207,000 (38%)
INTERNAL MEDICINE
Focus on adult medicine, chronic disease, and complex care management

265,000 (42%)
FAMILY MEDICINE
Comprehensive care for patients of all ages across the care continuum

71,000 (13%)
GERIATRICS
Specialized care for older adults and aging populations

A GROWING PROVIDER BASE AND
Increasing Revenue Per Provider

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

120
ACTIVE PROVIDERS
+30% GROWTH
SINCE Q1 2025

$3,086
REVENUE PER PROVIDER
Q1 2026
(PER QUARTER)

≈ $12,345
ANNUALIZED REVENUE PER PROVIDER
Based on Q1 2026
Run Rate

PROVIDERS OVER TIME



140
120
100
80
60
40
20
0
92
98
92
100
120
Grew from 92 to 120 providers
representing approximately
30% GROWTH
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

TOTAL REVENUE OVER TIME



$500K
$400K
$300K
$200K
$100K
$0
$142K
$224K
$330K
$343K
$370K
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

KEY TAKEAWAYS

STRONG PROVIDER GROWTH
Active providers increased from 92 to 120, representing approximately **30% GROWTH** since Q1 2025.

INCREASING REVENUE PER PROVIDER
Revenue per provider grew from $1,544 in Q1 2025 to **$3,086** in Q1 2026.

RISING ANNUALIZED REVENUE PER PROVIDER
Annualized revenue per provider reached approximately **$12,345** in Q1 2026 (run rate).

STRONG MOMENTUM
Consistent growth in both provider count and revenue metrics positions QHS for continued scalable growth and long-term value creation.

Growth is driven by both expanding provider adoption and increasing the revenue generated per provider.

SCALABLE, PREDICTABLE, AND BUILT FOR LONG-TERM GROWTH

QHS Growth Path to $10 Million Run Rate

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

TODAY	AT SCALE	THE MATH	THE RESULT
120 PROVIDERS	**850** PROVIDERS	**283** ACCOUNTS (3 PROVIDERS PER ACCOUNT)	**$10,000,000** ANNUAL REVENUE RUN RATE
Building momentum and expanding reach	Broader adoption across independent practices	Stronger relationships. Higher retention.	Sustainable growth. Meaningful scale.

850 PROVIDERS OUR TARGET = **283** ACCOUNTS (AT 3 PROVIDERS PER ACCOUNT) = **$10,000,000** ANNUAL REVENUE RUN RATE

Disciplined Execution. Provider Focus. Scalable Growth. Long Term Value.

QHS Total Addressable Market (TAM)

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

TARGET MARKET

280,000
INDEPENDENT PROVIDERS

Physicians in independent primary care and specialty practices

×

CURRENT ANNUAL INCOME PER PROVIDER

$12,000
ANNUAL INCOME PER PROVIDER

Average incremental annual income opportunity with QHS

=

TOTAL ADDRESSABLE MARKET (TAM)

$3.36 BILLION
ANNUAL REVENUE OPPORTUNITY

280,000 providers × $12,000
in incremental annual income per provider

UPSIDE AS ADOPTION AND VALUE EXPAND

INCREMENTAL INCOME PER PROVIDER	CURRENT ESTIMATE	MODERATE UPSIDE	STRONG UPSIDE
	$12,000 Per Provider / Per Year	$18,000 Per Provider / Per Year	$24,000 Per Provider / Per Year
	TAM: $3.36 BILLION	TAM: $5.04 BILLION	TAM: $6.72 BILLION

Our Focus is Clear: Help Independent Providers. Expand Value per Provider. Capture a Massive Market.

A UNIQUE POSITION IN PRIMARY CARE. BUILT FOR SCALE.

What Makes QHSLab Different?

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

athenahealth
✕ NOT
Another EHR
EHRs are built for documentation, not proactive patient engagement or new revenue.

Epic
✕ NOT
Another EHR
Complex, costly, and difficult to change—QHS integrates without replacement.

Teladoc HEALTH
✕ NOT
Another Telehealth Company
Telehealth treats the visit. QHS identifies, engages, and manages chronic conditions between visits.

omada
✕ NOT
Another Wellness App
Wellness apps lack clinical integration, oversight, and reimbursement pathways.

AI Startups
✕ NOT
Another AI Company
AI alone is not the differentiator. QHS combines AI with clinical workflow, data, and reimbursement.

QHS sits inside existing physician workflows and monetizes overlooked care opportunities. *This is a very different positioning.*

High Switching Costs

Easy to Implement. Hard to Replace.

- Cloud-based, provider-lite platform
- Integrates with existing EHRs in days, not months
- No workflow disruption
- Minimal IT lift and low cost to adopt

Powerful Network Effects

More Providers. More Value.

- More providers drive broader patient engagement
- Aggregated data improves AI insights and outcomes
- Stronger payer and partner relationships
- Increasing value for every participant

Built for Profitable Scale

Compounding Economics. Sustainable Growth.

- Recurring revenue per patient and per provider
- High gross margins
- Operational efficiency improves as we scale
- Large, underpenetrated market opportunity

QHS is not replacing healthcare. It's making the existing system work better – for providers and patients.

FOCUSED MARKET EXPANSION STRATEGY

Right Providers for the Right Outcomes

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

TARGET PROVIDERS

Who we sell to:
- Independent primary care practices
- 1–10 providers (sweet spot: 2–6)
- Physician-controlled workflows
- Fee-for-service or hybrid billing models

Who we do not pursue:
- Large health systems
- Hospital-owned practices
- National MSOs

Key takeaway:
We focus on independent practices where we can deliver the greatest value and the fastest ROI.

ACQUISITION

Sourcing approach:
- Referrals from current customers
- Independent Representative network
- Targeted, cadence-driven digital and direct-mail marketing

Trigger signals we listen for:
- Practices experiencing workflow or documentation disruption
- Clinics reporting unpaid non-face-to-face work

Key takeaway:
We engage when the need is real and the timing is right.

CLOSING

Sales process:
- Short introductory call (15–20 minutes)
- Focused demo (30 minutes maximum)
- Standard agreement
- Fast onboarding
- First billing cycle ROI validation

Internal discipline:
- Pre-qualification before demos
- Internal eligibility scoring
- Go/No-Go decision before contracts

Key takeaway:
We keep the process simple, fast, and focused on outcomes.

Why This Works:
Conserves capital, shortens sales cycles, improves implementation success, reduces support burdens, and generates wins.

BUILDING THE FUTURE OF

Digital Health Platform

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

1 Q-COG™
Cognitive Assessment & Senior Care



For Seniors During Annual Wellness Visits

Early detection of cognitive changes to support better outcomes and timely interventions.

- Supports Annual Wellness Visits
- Early cognitive risk detection
- Longitudinal patient monitoring
- Recurring engagement opportunities

2 GLP-1 & AOM SUPPORT PROGRAMS™
Weight Management & Chronic Care



Comprehensive support for patients on GLP-1 and other anti-obesity medications (AOMs).

- Supports medication adherence
- Tracks outcomes and barriers
- Extends patient engagement between visits
- Expands reimbursable care pathways

3 Q-360™
Youth Mental Health & Early Intervention



Early warning sign & supportive assessment for high school aged teenagers.

- Early risk identification
- Digital screening and support
- Timely referrals and interventions
- Large underserved market opportunity

Better Care, Stronger Relationships, and Better Outcomes

Our mission is to deliver the right health intervention to the right patient at the right time—before problems become crises.

QHS continues to innovate and expand our digital intervention platform to improve lives, support providers, and drive sustainable growth.

Improving lives, supporting providers, and driving sustainable growth.

THE RIGHT SOLUTION AT THE RIGHT TIME IN PRIMARY CARE

Why Now Is The Time To Invest in QHS

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

LARGE MARKET OPPORTUNITY. PROVEN APPROACH. STRONG EXECUTION.

THE RIGHT SOLUTION AT THE RIGHT TIME IN PRIMARY CARE.

1 PROVEN MODEL. REAL TRACTION.

Moved beyond concept and now scaling a proven operating model in primary care.

✓ Real customers. Real usage. Real results.

2 CLEAR PATH TO $10M ARR

Clear and achievable path to $10M in annual recurring revenue.

✓ Strong visibility. Multiple revenue streams.

3 BUILT TO SCALE. EASY TO DEPLOY.

Highly scalable platform with minimal operational friction for providers.

✓ Seamless integration. Low lift. High impact.

4 REPEATABLE MODEL. DISCIPLINED GROWTH.

Executing against a repeatable model with clear unit economics and disciplined growth.

✓ Efficient customer acquisition. Strong margins. Scalable operations.

5 PUBLIC COMPANY. POSITIONED FOR GROWTH.

Early-stage public company with established operating traction and a committed leadership team.

✓ Public markets provide the capital and visibility to accelerate growth.

THE RIGHT SOLUTION AT THE RIGHT TIME IN PRIMARY CARE

Why Now Is The Time To Invest in QHS

QHS
QUALITY HEALTH SYSTEMS
OTCQB: USAQ

We are transforming primary care, building profitable practices, and driving scalable value for our shareholders.

QHSLab empowers primary care practices to improve outcomes, generate recurring revenue, and deliver measurable ROI.

Better for Providers	Better for Patients	Better for the Bottom Line	Built for Growth

THANK YOU FOR YOUR INTEREST.

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